GRID SECURED PROMISSORY NOTE

Up to $400,000
Boca Raton, Florida

April 24, 2008

FOR VALUE RECEIVED, on the Maturity Date (as defined below) and as permitted herein, Bonds.com Group, Inc., a corporation formed under the laws of the State of Delaware (the "BORROWER"), with offices at 1515 South Federal Highway, Suite 212A, Boca Raton, Florida 33432, promises to pay to the order of Christopher D. Moody (the "LENDER"), at Borrower’s offices or at such other place as the Lender may designate in writing, the principal sum of the principal amount of loans (the "LOANS") outstanding hereunder, as conclusively evidenced on the grid attached hereto as Schedule I plus all accrued and unpaid interest on April 30, 2009 (the “Maturity Date”).

1. INTEREST; PREPAYMENT. (a) Borrower will pay interest on the unpaid principal amount hereof, computed on the basis of the actual number of days elapsed in a 360-day year, at a rate per annum which shall be equal to nine percent (9.0%) per annum. All payments, including insufficient payments, shall be credited, regardless of their designation by Borrower, first to collection expenses due hereunder, then to interest due and payable but not yet paid, and the remainder, if any, to principal. All payments by Borrower or any endorser of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. For the avoidance of doubt, no accrued interest shall be due hereunder until the Maturity Date.

(b) The Loans may be prepaid by the Borrower, in whole or in part, at any time without penalty or premium.

2. ADDITIONAL LOANS. The Loans in the aggregate shall not exceed four hundred thousand dollars ($400,000) dollars. Upon mutual agreement between the Lender and the Borrower, the Lender will advance the principal amount of each Loan to the Borrower within two days of such mutual agreement. The Lender is hereby authorized by Borrower to enter and record on Schedule I attached hereto the amount of each Loan made under this Note and each payment of principal thereon without any further authorization on the part of Borrower or any endorser of this Note. The entry of a Loan on said schedule shall be prima facie and presumptive evidence of the entered Loan and its conditions. The Lender's failure to make an entry, however, shall not limit or otherwise affect the obligations of Borrower or any endorser or guarantor of this Note.

3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lender that:

(a) Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged, is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the assets, liabilities, financial condition or results of operations of the Borrower (a "Material Adverse Effect").

(b) Borrower has full power and authority to execute and deliver this Note and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any governmental or administrative authority, instrumentality, or agency is required as a condition to the validity of the Note.

(c) The Note is legal, valid, and contains binding obligations of Borrower enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

(d) Borrower is not in default in the performance, observance or fulfillment of any the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, except where such default would not have a Material Adverse Effect.

4.  EVENTS OF DEFAULT. If any of the following events shall occur and be continuing:

(a) Borrower shall fail to make any payment of principal or interest as and when due hereunder;

(b) Borrower shall default in the performance or observance of any covenant or agreement contained herein following five days' written notice thereof;

(c) any representation or warranty made by or on behalf of Borrower in this Note shall at any time prove to have been incorrect when made in any material respect;

(d) any judgment against Borrower or any attachment, levy or execution against any of its properties for any material amount shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of sixty (60) days or more after its entry, issue or levy, as the case may be;

(e) Borrower shall make an assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed for Borrower or for any of their property, or

(f) the commencement of any proceedings by Borrower under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if Borrower is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of Borrower and such proceedings shall continue undischarged for a period of sixty (60) days; (each of the foregoing to constitute an "EVENT OF DEFAULT") then, and in any such event, the Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be immediately due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

5. SECURITY INTEREST. The Borrower hereby grants to the Lender a security interest in all amounts receivable by the Borrower in connection with or related to a jury award of approximately $700,000 (inclusive of pre-trial interest) awarded to the Borrower against Kestrel Technologies, Inc. on or about April 1, 2008 (the “Collateral”). For the avoidance of doubt, such security interest does not include any right, title or interest to the $250,000 plus interest and attorney fees awarded to the Borrower and/or its Co-Plaintiff, John J. Barry IV arising from the failure of Kestrel Technologies, Inc. to repay a certain promissory note. The Lender hereby acknowledges that the Borrower is granting a similar security interest in the Collateral to Valhalla Investment Partners pursuant to a substantially similar Note issued on or about the date hereof.

6. MISCELLANEOUS

(a) GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to its rules on conflicts of laws.

(b) NOTICES, ETC. All notices and other communications provided for under this Note shall be in writing (including telegraphic, telex, and facsimile transmissions) and mailed or transmitted or delivered, if to Borrower, at Borrower's address indicated in the preamble hereto and if to the Lender, at its then current principal place of business, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. Except as otherwise provided in this Note, all such notices and communications shall be effective either on receipt if delivered by hand, or three (3) Business Days following deposit, postage fully paid, in the mails by certified mail.

(c)  NO WAIVER. No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

(d) AMENDMENTS. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(e) SUCCESSORS AND ASSIGNS. This Note shall be binding upon Borrower and its heirs, legal representatives, successors and permitted assigns and the terms hereof shall inure to the benefit of the Lender and its successors and permitted assigns, including subsequent holders hereof. Notwithstanding the foregoing, the Borrower shall not assign its rights or obligations under this Note without the consent of the Lender. Nothing contained herein shall be deemed or otherwise interpreted as limiting or otherwise preventing the Lender from assigning all or part of its interests or rights hereunder to any party; provided that the Lender notifies the Borrower in advance of any such assignment.

(f) SEVERABILITY. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

(g) ENTIRE AGREEMENT. This Note sets forth the entire agreement of Borrower and the Lender with respect to this Note and may be modified only by a written instrument executed by Borrower and the Lender.

(h) HEADINGS. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Note.

(i) WAIVER OF THE RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS NOTE OR ANY TRANSACTIONS HEREUNDER.

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IN WITNESS WHEREOF, Borrower has caused this Grid Secured Note to be executed and delivered as of the day and year and at the place first above written.

BORROWER:

Bonds.com Group, Inc.

By:	/s/ John J. Barry IV
Name: John J. Barry IV
Title: CEO/President

LENDER:

/s/ Christopher D. Moody

Christopher D. Moody

SCHEDULE I TO NOTE